EXHIBIT 23.1
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                          INDEPENDENT AUDITOR'S CONSENT



We consent to the incorporation by reference of our report dated April 21, 2003 accompanying the financial statements of USURF America, Inc., also incorporated by reference in the Form S-8 Registration Statement of USURF America, Inc.



HEIN + ASSOCIATES LLP


Denver, Colorado
November 21, 2003